                                                                    Exhibit 23.9

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated 26 September 2000, with respect to the financial statements of VideoWeb Limited in the Registration Statement (Form F-4) and related Prospectus of Genesys S.A for the registration of its ordinary shares.

                                                     /s/ Ernst & Young


London, England
9 February 2001